LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED JANUARY 28, 2022
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
DATED JANUARY 28, 2022, OF
BRANDYWINEGLOBAL — DYNAMIC US LARGE CAP VALUE FUND (THE “FUND”)

I.	Proposed Conversion of the Fund to an ETF
At a meeting held on November 2‑3, 2021, the Board of Trustees of the Legg Mason Global Asset Management Trust approved the reorganization of the Fund into the BrandywineGLOBAL Dynamic US Large Cap Value ETF (the “ETF”), a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization.
If the Agreement and Plan of Reorganization is approved by the shareholders of the Fund, the reorganization of the Fund would consist of (1) the transfer of substantially all of the Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF; and (2) the distribution of ETF shares to Fund shareholders in complete liquidation of the Fund. The new ETF will be managed in a substantially similar manner as the Fund, and the ETF’s investment objective, principal investment strategies, primary subadviser and portfolio management team will be the same as that of the Fund.
A notice of a special meeting of shareholders and a proxy statement/prospectus seeking shareholder approval for the Agreement and Plan of Reorganization and containing information about the ETF, reasons for the proposed reorganization and potential benefits to the Fund’s shareholders, will be sent to the shareholders of the Fund in the first half of 2022.
If the reorganization is approved by the Fund’s shareholders, each class of shares of the Fund, other than Class IS shares, will then be converted into Class IS shares (without a contingent deferred sales charge or other charge) immediately prior to the reorganization. After such conversion, any fractional shares held by shareholders will be redeemed, and the Fund will distribute the redemption proceeds to those shareholders. The distribution of redemption proceeds to shareholders may be a taxable event and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.
In addition, shareholders who do not currently have a brokerage account will need to open a brokerage account prior to the closing of the reorganization to receive and hold ETF shares distributed in the reorganization (or alternatively the shares will be held in a default trustee account on behalf of the shareholder).
Upon the closing of the reorganization of the Fund, each shareholder of the Fund will receive shares of the ETF having the same aggregate net asset value as the shares of the Fund they held on the date of the reorganization and become a shareholder of the ETF. It is anticipated that the reorganization will qualify as a tax‑free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization, except to the extent that they receive cash in connection with the redemption of any fractional shares prior to the reorganization. If approved by the shareholders of the Fund, it is anticipated that the reorganization of the Fund would occur in the third or fourth quarter of 2022.

II.	Waivers of Sales Charges
Effective April 1, 2022, any front‑end sales charges applicable to the purchase of Fund shares or contingent deferred sales charges applicable to the redemption of Fund shares will be waived.
For further information, please contact the Fund toll-free at 1 (877) 721‑1926 until February 22, 2022, and 877‑6LM‑FUND/656‑3863 thereafter.
Please retain this supplement for future reference.

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